UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 21, 2006
JLG INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)
Commission file number: 1-12123

PENNSYLVANIA (State or other jurisdiction of incorporation or organization)	25-1199382 (I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA (Address of principal executive offices)	17233-9533 (Zip Code)
Registrant’s telephone number, including area code:
(7l7) 485-5161
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 8.01 Other Events.
     On November 21, 2006, JLG Industries, Inc. (the “Company”) and Oshkosh Truck Corporation (“Oshkosh”) issued a joint press release announcing the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, in connection with the proposed merger of a wholly-owned subsidiary of Oshkosh with JLG.
     The expiration of the Hart-Scott-Rodino waiting period satisfies one of the conditions to Oshkosh’s acquisition of the Company. Consummation of the merger, which is expected to occur in early December, remains subject to other customary closing conditions, including approval of the merger by the Company’s shareholders.
     A copy of this press release is attached as Exhibit 99.1 to this Form 8-K and is hereby incorporated by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits
     99.1 Press release issued November 21, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG INDUSTRIES, INC.
(Registrant)

Date: November 21, 2006	/s/	James H. Woodward, Jr.

James H. Woodward, Jr. Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued November 21, 2006.

4